PURCHASE AGREEMENT
BETWEEN
GLAMIS RAND MINING COMPANY
AND
INTERMOUNTAIN RESOURCES, INC.  (Without Exhibits)

THIS PURCHASE AGREEMENT is made this 18th day of November, 1997, by and between Intermountain Resources, Inc., with an address of P.O. Box 51600, Sparks, Nevada 89435 ("Owner"), and GLAMIS Rand
Mining Company, with an address of P.O. Box B, Randsburg,
California 93554 ("Purchaser").

RECITALS:

     A. On October 17, 1984, Owner entered into a Mineral Lease Agreement (the "Mineral Lease Agreement") with Amselco Exploration Inc. ("Amselco") regarding certain unpatented lode mining claims known as the Sonrisa claims (the "Mining Claims"). A copy of the Mineral Lease Agreement is attached hereto as Exhibit A.

     B. Pursuant to the Mineral Lease Agreement, Owner, among other things, reserved a production royalty (the "Production
Royalty").

     C.  Purchaser has acquired Amselco's interest in the Mineral
Lease Agreement.

     D. Owner desires to sell, and Purchaser desires to purchase from Owner, Owner's Production Royalty and Owner's interest in the Mining Claims and to terminate the Mineral Lease Agreement.

AGREEMENT
---------
     NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, Owner and Purchaser agree as follows:

ARTICLE I
---------
DEFINITIONS
-----------
1.01 Definitions. When used herein, the following terms shall have the respective meanings set forth opposite each such term:

AGREEMENT:          This Agreement, including the following
                    exhibits, each of which are incorporated herein by this reference:

                    Exhibit A  Mineral Lease Agreement
                    Exhibit B  Grant, Bargain and Sale Deed
                    Exhibit C  Quitclaim Deed
                    Exhibit D  Depictions
                    regarding Reconnaissance,
                    Exploration and Testing

CLOSING DATE:       The thirtieth (30th) day following
                    satisfaction or waiver by Purchaser of all
                    conditions precedent set forth in Section
                    9.01(a).
EFFECTIVE DATE:     The date set forth in the heading of this
                    Agreement.
MINERAL LEASE
AGREEMENT:          The October 17, 1984 Mineral Lease Agreement
                    entered into between Owner and Amselco
                    Exploration Inc.  that is attached to this
                    Agreement as Exhibit A.
MINING CLAIMS:      The mining claims located in Kern County,
                    California, that are subject to the Mineral
                    Lease Agreement.  As well as any right, title
                    or interest in any patented or unpatented
                    mining claims located within the following
                    described area within the Mt. Diablo Basis
                    and Meridian, Kern County, California:
                    Township       Range          Section
                    --------       -----          -------
                    29S            40E            Various
                    29S            41E            31, 32
                    30S            40E            Various
                    30S            41E            Various
                    30S            42E            Various
PURCHASE PRICE:     The consideration payable by Purchaser to
                    Owner for the Owner's interest in the
                    Production Royalty and all other covenants
                    and warranties contained herein, as provided
                    in Section 3.01.
PRODUCTION ROYALTY: The royalty payable to Owner by Purchaser pursuant to the Mineral Lease Agreement.
TITLE SEARCH:       A written report as provided for in Section
                    4.01
ARTICLE II
----------
PURCHASE AND SALE
-----------------
2.01 Purchase and Sale. Subject to the conditions and on the terms contained in the Agreement, on or before the Closing Date, Owner shall convey fee simple absolute title to the Production Royalty to Purchaser or any assignee or designee of Purchaser by good, sufficient and recordable grant, bargain and sale deed and quitclaim any interest Owner may have in the Mining Claims and Mineral Lease Agreement.

ARTICLE III
-----------
PURCHASE PRICE
--------------
3.01 Purchase Price.  The Purchase Price shall be One Hundred and
Fifty Thousand Dollars ($150,000).  On the Closing Date,
Purchaser shall pay the Purchase Price to Owner.





ARTICLE IV
----------
TITLE COMMITMENT AND TITLE SEARCHES
-----------------------------------
4.01 Searches. Purchaser may, at its election and at its cost, obtain written reports of searches of the records of the Office of Recorder of Deeds of Kern County, California, the Secretary of State of California and any such other necessary governmental agencies confirming the absence of security interests, judgments, tax liens and bankruptcy proceedings which affect or could affect the Production royalty, the Mining Claims, or the Mineral Lease Agreement. If such searches disclose the existence of any security interests, encumbrances, judgments, liens or bankruptcy proceedings which affect or could affect the Production Royalty, the Mining Claims, or the Mineral Lease Agreement, Purchaser may elect, upon notice to Owner on or before the Closing Date, to terminate this Agreement. Such searches shall be updated as of a date not earlier than three (3) days prior to the Closing Date confirming that there are no security interests, encumbrances, judgments, liens or bankruptcy proceedings affecting the Production Royalty, the Mining Claims, or the Mineral Lease Agreement.

ARTICLE V
---------
POSSESSIONS, PRORATIONS AND EXPENSES
------------------------------------
5.01 Possession.  Sole and exclusive ownership of the Production
Royalty shall be delivered to Purchaser on the Closing Date.

5.02 Expenses. Purchaser shall be responsible for the payment of all recording fees, the costs of any title search, and all transaction and transfer fees of Kern County, California. The fees and expenses of Owner's designated representatives, accountants and attorneys shall be borne by Owner, and the fees and expenses of Purchaser's designated representatives, accountants and attorneys shall be borne by Purchaser. In this regard, Purchaser shall be responsible for preparation of the conveyance of the Production Royalty which conveyance shall be by a grant, bargain and sale deed and preparation of the conveyance of the Mining Claims and Mineral Lease Agreement which conveyance shall be by quitclaim deed. Both deeds shall be subject of review by Owner's counsel.

ARTICLE VI
----------
AFFIRMATIVE COVENANTS OF OWNER
------------------------------
6.01 Transactions and Encumbrances Effecting the Production Royalty and Mining Claims. From the date hereof to the Closing Date, Owner shall not do, suffer or permit, or agree to do, any of the following: (a) enter into any transaction in respect to or affecting the Production Royalty, Mining Claims or the Mineral Lease Agreement; or (b) sell, encumber or grant any interest in the Production Royalty, Mining Claims or the Mineral Lease Agreement or any part thereof in any form or manner whatsoever, or otherwise affect Purchaser's interest under this Agreement or in or to the Production Royalty, Mining Claims, or Mineral Lease Agreement; or which will prevent Owner's full performance of its obligations hereunder.

6.02. Owner's Delivery of Materials. Owner shall deliver to Purchaser not later than thirty (30) days following receipt of a copy of Purchaser's Title Search true, correct and complete copies of all documents evidencing cure of the title exceptions referenced or to be referenced on the Title Search.

ARTICLE VII
-----------
REPRESENTATIONS AND WARRANTIES OF AND INDEMNITY BY OWNER
--------------------------------------------------------
7.01 Representations and Warranties of Owner. To induce Purchaser to execute, deliver and perform this Agreement and without regard to any independent investigations made by Purchaser, Owner hereby represents and warrants to Purchaser on and as of the Effective Date as follows: (a) Accuracy of Representations and Warranties. All representations and warranties of Owner appearing in the other Articles and Sections of this Agreement are true and correct; (b) Documents. Any information included in documents to be delivered to Purchaser pursuant to this Agreement shall be true, correct and complete in all material respects, and the same shall not omit any material information required to make the submission thereof fair and complete; (c) Ownership. Except for Owner, there are no persons that have any ownership interest in the Production Royalty or any part thereof; (d) Authorization. Owner has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Owner pursuant hereto, and all required actions and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Owner are and shall be duly authorized to sign the same on Owner's behalf and to bind Owner thereto. This Agreement and all documents to be executed pursuant hereto by Owner are and shall be binding upon and enforceable against Owner in accordance with their respective terms, and the transaction contemplated hereby will not result in a breach of, or constitute a default or permit acceleration of maturity under, any indenture, mortgage, deed of trust, loan agreement or other agreement to which Owner is subject or by which Owner is bound;
(e) Litigation. There are no claims, causes of action or other litigation or proceedings pending or, to the best of Owner's knowledge, threatened in respect to the ownership of the Production Royalty, the Mining Claims or the Mineral Lease Agreement, or any part thereof (including disputes with mortgagees, beneficiaries or trustees under a deed of trust, or governmental authorities); and (f) Material Changes. There are no facts or circumstances not disclosed to Purchaser of which Owner has knowledge and which have or could have a material adverse effect upon the Production Royalty, the Mining Claims or Mineral Lease Agreement. Owner agrees to notify Purchaser immediately of such facts or circumstances if it becomes aware of the same.

7.02 Indemnity by Owner. Owner hereby agrees to indemnify, defend and hold Purchaser harmless from and against any and all loss, damage, liability and expense (including reasonable attorney's fees and other litigation expenses) Purchaser may suffer, sustain or incur as a result of any misrepresentation, or breach of warranty or agreement, made by Owner under or in respect to this Agreement or any document or instrument executed or to be executed by or on behalf of Owner pursuant to this Agreement or in furtherance of the transaction contemplated hereby.

7.03 Owner's Covenant. Owner shall notify Purchaser promptly if Owner becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations or warranties of Owner contained in Section 7.01 untrue in any material respect.

ARTICLE VIII
------------
REPRESENTATIONS AND WARRANTIES OF AND INDEMNITY BY PURCHASER
------------------------------------------------------------
8.01 Representations and Warranties of Purchaser. To induce Owner to execute, deliver and perform this Agreement, Purchaser hereby represents and warrants to Owner on and as of the Effective Date and on and as of the Closing Date as follows:(a) Accuracy of Representations and Warranties. All representations and warranties of Purchaser appearing in the other Articles and Sections of this Agreement are true and correct. (b) Authorization. Purchaser has full capacity, right, power, and authority to execute, deliver and perform this Agreement and all documents to be executed by Purchaser pursuant hereto, and all required actions and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Purchaser are and shall be duly authorized to sign the same on Purchaser's behalf and to bind Purchaser thereto. This Agreement and all documents to be executed pursuant hereto by Purchaser are and shall be binding upon and enforceable against Purchaser in accordance with their respective terms. (c) With regard to the Mining Claims, Purchaser has conducted reconnaissance, exploration and testing (specifically including deep drilling within the existing pit limits), the results of which are set forth in the depictions attached to this Agreement as Exhibit D and which depictions have also been delivered to Owner. As a result of the activities described in the depictions, Purchaser has concluded that the Mining Claims contain, as of the Effective Date of this Agreement, approximately 626,600 tons of ore containing 4,800 ounces of recoverable gold ("Recoverable Ounces"). At a gold price of U.S. $320 per ounce, the Purchase Price to be paid to Owner under this Agreement in the amount of U.S. $150,000 is approximately three times the amount of the Production Royalty that, based upon the information currently available to Rand, would have been paid to Owner pursuant to the terms and conditions of the Mineral Lease Agreement.

8.02 Indemnification by Purchaser. Purchaser hereby agrees to indemnify, defend, and hold Owner harmless from and against any and all claims, demands, and liabilities (including without limitation all environmental liabilities) arising from the exploration, development, mining, processing, and reclamation activities conducted by Purchaser and its predecessors-in-interest on the Mining Claims. This covenant to defend, indemnify, and hold Owner harmless shall survive the transfers of title and termination of this Agreement. In addition, Glamis Gold, Inc., a Nevada corporation hereby agrees to indemnify, defend and hold Owner harmless from and against any and all environmental claims, demands, and liabilities arising from the exploration, development, mining, processing, and reclamation activities conducted by Purchaser and its predecessors-in-interest of the Mining Claims in the even that Purchaser defaults on the environmental aspect of its above indemnity of Owner.

ARTICLE IX
----------
CONDITIONS PRECEDENT AND TERMINATION
------------------------------------
9.01 Conditions Precedent. The obligation of Purchaser to close the transaction contemplated hereby is, at Purchaser's option, subject to Purchaser's satisfying or waiving each of the following within the respective periods set forth below: (a) Prior to November 14, 1997, verifying that the Production Royalty is free and clear of liens and encumbrances.

9.02 Purchaser's Remedies in Event of Failure of Conditions. The obligation of Purchaser to close the transaction contemplated hereby is, at Purchaser's option, further subject to all representations and warranties of Owner contained in this Agreement being true and correct on and as of each of the Effective Date and the Closing Date and all obligations of Owner to have been performed on or before the Closing Date having been timely and duly performed. Upon failure of any condition precedent as set forth in this Section 9.02 Purchaser may, by notice to Owner, elect at any time thereafter either to terminate this Agreement, without waiver or release of any of its remedies for default, or to seek specific performance of this Agreement.

9.03 Owner's Remedies in Event of Failure of Conditions. The obligation of Owner to close the transaction contemplated hereby is, at Owner's option, subject to all obligations of Purchaser which were to have been performed on or before the Closing Date having been timely and duly performed. If any condition precedent to closing of Owner as set forth in this Section 9.03 has not been fulfilled and satisfied on or before the Closing Date, Owner may, by notice to Purchaser, elect at any time thereafter to terminate this Agreement, provided that Owner is not itself in default.

ARTICLE X
---------
BROKERAGE
---------
10.01 Brokerage. Owner hereby represents and warrants to Purchaser that Owner has not dealt with any broker or finder with respect to the transaction contemplated hereby and Owner hereby agrees to indemnify Purchaser for any claim for brokerage commission or finder's fee asserted by any person, firm or corporation claiming to have been engaged by Owner. Purchaser hereby represents and warrants to Owner the Purchaser has not dealt with any broker or finder with respect to the transaction contemplated hereby and Purchaser hereby agrees to indemnify Owner for any claim for brokerage commission or finder's fee asserted by any person, firm or corporation claiming to have been engaged by Purchaser.

ARTICLE XI
----------
CLOSING
-------
11.01 Closing. the transaction contemplated hereby shall close at 9:00 A.M. on the Closing Date at the offices of the Purchaser, or on such other date, time and place as the parties may mutually agree.

11.02 Owner's Deposits. On the Closing Date, Owner shall deliver to Purchaser and in exchange for the payment to Owner of the Purchase Price (plus or minus prorations) the following documents: (a) A grant, bargain and sale deed conveying the Production Royalty in the form attached hereto as Exhibit B; (b) a quitclaim deed conveying any interest of Owner in the Mining Claims and Mineral Lease Agreement in the form attached hereto as Exhibit C; (c) The documentation required under Article XVI below; and (d) such other documents, instruments, certifications and confirmations as may be reasonably required and designated by Purchaser to fully effect and consummate the transactions contemplated hereby.

11.03 Approval of Closing Documents. All closing documents to be furnished by Owner or Purchaser pursuant hereto shall be in form, execution and substance reasonably satisfactory to both Purchaser and Owner.

11.04 Purchaser's Deposits. On the Closing Date, Purchaser shall deliver the following to Owner and in exchange for Owner's deliveries as aforesaid the following: (a) The Purchase Price as provided in Section 3.01.

11.05 Joint Deposits. If required, Owner and Purchaser shall jointly execute State of California and Kern County transfer transaction tax declaration(s), the cost of which shall be paid pursuant to Section 5.02 herein.

11.06 Concurrent Transactions. All documents or other deliveries required to be made by Purchaser or Owner at closing shall be deemed to have been delivered and to have been consummated simultaneously with all other transaction and all other deliveries, and no delivery shall be deemed to have been consummated until all deliveries required by Purchaser or its designee and Owner shall have been made, and all concurrent and other transactions shall have been consummated.

ARTICLE XII
-----------
NOTICES
-------
12.01 Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally with a receipt requested therefor or by cable or telex or sent by a recognized overnight courier service or by United States registered or certified mail, return receipt requested, postage prepaid and addressed to the parties at their respective addresses set forth below, and the same shall be effective (a) upon receipt or refusal if delivered personally or by cable or telex; (b) one (1) business day after depositing with such an overnight courier service or (c) two (2) business days after deposit in the mail if mailed. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith. All notices by cable or telex shall be subsequently confirmed by U.S. certified or registered mail.

     If to Purchaser:         Glamis Rand Mining Company
                              P.O. Box B
                              Randsburg, CA 93554
                              Fax:  619-374-2133
                              Attention:  David Hayatt

     with a copy to:          Glamis Gold, Inc.
                              5190 Neil Road, Suite 310
                              Reno, NV 89502
                              Fax:  702-827-5044
                              Attention:  Kevin McArthur

     If to Owner:             Intermountain Resources, Inc.
                              P.O. Box 51600
                              Sparks, NV 89435
                              Fax:  702-825-4570
                              Attention:  Lou Watson


ARTICLE XIII
------------
ENTIRE AGREEMENT, AMENDMENTS AND WAIVERS
----------------------------------------
13.01 Entire Agreement, Amendments and Waivers. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby.

ARTICLE XIV
-----------
SURVIVAL AND BENEFIT
--------------------
14.01 Survival and Benefit. All representations, warranties, agreements, indemnifications and obligations of the parties shall, notwithstanding any investigation made by any party hereto, survive the closing and the same shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

ARTICLE XV
----------
THIRD PARTIES; ASSIGNMENT
-------------------------
15.01 No Third Party Benefits and Assignment. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party is intended to or shall have any rights hereunder. Owner has no right to assign it rights or to delegate its duties hereunder.

ARTICLE XVI
-----------
STATE AND FEDERAL INCOME TAXES
------------------------------
16.01 Disclosure to Internal Revenue Service. Each of Owner and Purchaser agree to cooperate fully with the other in completing or filing any disclosure documents or in otherwise satisfying any disclosure requirements of the Internal Revenue Code of 1986.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by Owner and Purchaser on the respective dates set forth beneath each of their signatures.

GLAMIS RAND MINING COMPANY:        INTERMOUNTAIN RESOURCES, INC.

/s/ C. Kevin McArthur              /s/L. W. Watson
--------------------------         ----------------------------
Chief Operating Officer            President

Dated:  18 Nov 1997                Dated: November 18, 1997


GLAMIS GOLD, INC.:

/s/ C. Kevin McArthur
--------------------------
Chief Operating Officer

Dated:  18 Nov 1997